SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Inflation Managed Fund
(the "Fund")

Supplement Dated May 19, 2022
to the Class F Shares Prospectus (the "Prospectus") dated January 31, 2022

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to revise the Performance Information for the Fund.

In the Fund Summary for the Fund, under the heading titled "Performance Information," the bar chart thereunder is hereby deleted and replaced with the following:
Best Quarter: 4.42% (06/30/2021) Worst Quarter: -10.32% (03/31/2020)

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1404 (5/22)